                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: March 17, 1999
                   (Amending Form 8-K dated February 4, 1999)

                         Commission File No. 001-13783


                      INTEGRATED ELECTRICAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                                 76-0542208
  (State or other jurisdiction of          (I.R.S. Employer Identification No.)
  incorporation or organization)


                             515 Post Oak Boulevard
                                   Suite 450
                                 Houston, Texas       77027-9408
         (Address of principal executive offices)     (zip code)


       Registrant's telephone number, including area code: (713) 860-1500

ITEM 5. OTHER EVENTS

     In order to comply with the disclosure requirements of the Securities and Exchange Commission regarding the financial statements of businesses acquired, the Company is filing this Amendment to its Current Report on Form 8-K dated February 4, 1999 containing the audited financial statements of Kayton Electric, Inc.

                         INDEX TO FINANCIAL STATEMENTS

                                                                            PAGE
                                                                            ----

KAYTON ELECTRIC, INC. - FINANCIAL STATEMENTS FOR THE YEAR
  ENDED DECEMBER 31, 1997 AND NINE MONTHS ENDED SEPTEMBER 30,
  1998 AND 1997 (UNAUDITED)
Independent Auditors' Report ..............................................   1
Balance Sheets ............................................................   2
Statements of Earnings and Retained Earnings ..............................   3
Statements of Cash Flows ..................................................   4
Notes to Financial Statements .............................................   5

                          INDEPENDENT AUDITORS' REPORT



     The Board of Directors
     Kayton Electric, Inc.:


     We have audited the accompanying balance sheet of Kayton Electric, Inc. as of December 31, 1997 and the related statements of earnings and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kayton Electric, Inc. as of December 31, 1997 and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.



     KPMG PEAT MARWICK LLP

     Lincoln, Nebraska
     January 28, 1998
     (November 19, 1998 as to Note 8)

                              KAYTON ELECTRIC, INC.

                                 Balance Sheets

              September 30, 1998 (unaudited) and December 31, 1997



                                                                                      SEPTEMBER 30,    DECEMBER 31,
                            ASSETS                                                        1998            1997
                                                                                      -----------      -----------
                                                                                      (unaudited)
Current assets:
 Cash                                                                                 $   601,667       $ 830,628
 Accounts receivable, including retainages of $621,799 (unaudited)
  and $707,935 at September 30, 1998 and December 31, 1997, respectively                1,587,585       2,407,479
 Materials for projects in progress                                                       440,000         600,000
 Costs and estimated earnings in excess of billings on uncompleted
  contracts                                                                               625,529         428,756
 Other current assets                                                                     191,000         179,000
                                                                                      -----------       ---------
         Total current assets                                                           3,445,781       4,445,863
                                                                                      -----------       ---------
Property and equipment, at cost                                                         2,385,300       2,315,929
Less accumulated depreciation                                                           1,482,115       1,417,895
                                                                                      -----------       ---------
         Net property, plant and equipment                                                903,185         898,034
                                                                                      -----------       ---------
Other assets                                                                               26,881           7,997
                                                                                      -----------       ---------
                                                                                      $ 4,375,847     $ 5,351,894
                                                                                      ===========     ===========
               LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Accounts payable                                                                     $   452,940      $  627,762
 Current installments of long-term debt                                                     6,000          66,000
 Billings in excess of costs and estimated earnings on uncompleted
  contracts                                                                               614,697       1,030,465
 Accrued expenses                                                                         473,740         461,938
 Other current liabilities                                                                243,937         235,683
                                                                                      -----------       ---------
         Total current liabilities                                                      1,791,314       2,421,848

Long-term debt                                                                                 --         546,000
                                                                                      -----------       ---------
         Total liabilities                                                              1,791,314       2,967,848
                                                                                      -----------       ---------
Stockholders' equity:
 Common stock of $1 par value. Authorized 75,000 shares,
  issued 60,000 shares                                                                     60,000          60,000
 Paid-in capital in excess of par value                                                    84,989          84,989
 Retained earnings                                                                      2,439,544       2,239,057
                                                                                      -----------       ---------
         Total stockholders' equity                                                     2,584,533       2,384,046
Commitments
                                                                                      -----------     -----------
                                                                                      $ 4,375,847     $ 5,351,894
                                                                                      ===========     ===========

                              KAYTON ELECTRIC, INC

                  Statements of Earnings and Retained Earnings

        Nine-month periods ended September 30, 1998 and 1997 (unaudited)
                        and year ended December 31, 1997

                                                               SEPTEMBER 30,                   DECEMBER 31,
                                                         1998                1997                 1997
                                                     ------------          ----------           ----------
                                                                (unaudited)

Contract revenues                                    $ 10,193,439          $10,650,913          $14,991,171
                                                     ------------          -----------          -----------
Cost of construction
 Direct                                                 8,082,121            8,706,306           12,368,485
 Indirect                                                 573,222              576,920              775,260
                                                     ------------          -----------          -----------
           Total cost of construction                   8,655,343            9,283,226           13,143,745
                                                     ------------          -----------          -----------
           Gross profit                                 1,538,096            1,367,687            1,847,426

General and administrative expenses                       711,438              738,029            1,016,369
                                                     ------------          -----------          -----------
           Operating income                               826,658              629,658              831,057
                                                     ------------          -----------          -----------
Other income (deductions):
 Interest and dividend income                              25,943                1,083                5,640
 Interest expense                                            (390)             (11,594)             (12,166)
 Miscellaneous                                             17,276               22,458               27,624
                                                     ------------          -----------          -----------
           Total other income (deductions), net            42,829               11,947               21,098
                                                     ------------          -----------          -----------
           Net earnings                                   869,487              641,605              852,155

Retained earnings, beginning of year                    2,239,057            2,009,652            2,009,652
Dividends paid                                           (669,000)            (622,750)            (622,750)
                                                     ------------          -----------          -----------
Retained earnings, end of year                       $  2,439,544          $ 2,028,507          $ 2,239,057
                                                     ============          ===========          ===========

See accompanying notes to financial statements.

                             KAYTON ELECTRIC, INC.

                            Statements of Cash Flows

        Nine-month periods ended September 30, 1998 and 1997 (unaudited)
                        and year ended December 31, 1997


                                                                           September 30,              December 31,
                                                                      1998              1997              1997
                                                                  ------------      ------------      ------------
                                                                           (unaudited)
Cash flows from operating activities:
  Net earnings                                                    $    869,487      $    641,605      $    852,155
                                                                  ------------      ------------      ------------

Adjustments to reconcile net earnings to net cash provided by operating activities:
     Depreciation and amortization                                     180,646           190,825           258,310
     Gain from sale of equipment                                         2,574             4,941             4,941
     Changes in assets and liabilities:
       Accounts receivable                                             819,894           273,699          (334,935)
       Materials for projects in progress                              160,000           (80,000)          100,000
       Costs and estimated earnings in excess of billings on          (196,773)          (77,198)           84,853
          uncompleted contracts
       Other current assets                                            (12,000)          (12,000)          (16,000)
       Other assets                                                    (18,884)            3,000             2,403
       Accounts payable                                               (174,822)          (17,186)           40,312
       Billings in excess of costs and estimated earnings on          (415,768)          421,341           402,754
          uncompleted contracts
       Accrued expenses                                                 11,801            19,004            55,302
       Other current liabilities                                         8,254            14,801            28,180
                                                                  ------------      ------------      ------------

          Total adjustments                                            364,922           741,227           626,120
                                                                  ------------      ------------      ------------

          Net cash provided by operating activities                  1,234,409         1,382,832         1,478,275
                                                                  ------------      ------------      ------------

Cash flows from investing activities:
  Capital expenditures                                                (201,745)         (185,957)         (247,379)
  Proceeds from sale of equipment                                       13,375             5,250             5,250
                                                                  ------------      ------------      ------------

          Net cash used by investing activities                       (188,370)         (180,707)         (242,129)
                                                                  ------------      ------------      ------------

Cash flows from financing activities:
  Principal payments on long-term debt                                (606,000)       (1,235,250)         (765,250)
  Proceeds from long-term debt                                              --           600,000           730,000
  Dividends paid                                                      (669,000)         (622,750)         (622,750)
                                                                  ------------      ------------      ------------

          Net cash used by financing activities                     (1,275,000)       (1,258,000)         (658,000)
                                                                  ------------      ------------      ------------

          Net increase (decrease) in cash                             (228,961)          (55,875)          578,146

Cash, beginning of year/period                                         830,628           252,482           252,482
                                                                  ------------      ------------      ------------

Cash, end of year/period                                          $    601,667      $    196,607      $    830,628
                                                                  ============      ============      ============

                              KAYTON ELECTRIC, INC.

                          Notes to Financial Statements

                September 30, 1998 and 1997 and December 31, 1997
                (Data as of and for the nine-months periods ended
                    September 30, 1998 and 1997 is unaudited)



(1)     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        ORGANIZATION

        Kayton Electric, Inc. (the Company) is engaged in electrical contracting in Nebraska and neighboring states. The length of the Company's contracts is typically less than two years.

        METHOD OF ACCOUNTING FOR CONTRACTS

        The Company uses the percentage-of-completion method of accounting for financial reporting and tax purposes. Revenues on contracts are recorded on the basis of the Company's estimates of the percentage of completion of individual contracts, commencing when progress reaches a point where experience is sufficient to estimate final results with reasonable accuracy. Provision for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in estimated profitability are recognized in the period the revisions are determined.

        MATERIALS FOR PROJECTS IN PROGRESS

        Materials are stated at the lower of cost or market and are charged to job costs as they are utilized.

        DEPRECIATION

        Depreciation is provided by the use of the straight-line depreciation method over the estimated useful lives of the respective assets.

        INCOME TAXES

        The Company has elected, under the S Corporation provisions of the Internal Revenue Code, not to pay any income tax on its income and instead, to have its stockholders pay taxes on such income, whether distributed or not. Consequently, no provision has been made in the accompanying financial statements for income taxes on earnings of the Company.

        USE OF ESTIMATES

        Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

                              KAYTON ELECTRIC, INC.

                          Notes to Financial Statements

                September 30, 1998 and 1997 and December 31, 1997
                (Data as of and for the nine-months periods ended
                    September 30, 1998 and 1997 is unaudited)



        WARRANTY COSTS

        For certain contracts, the Company warrants labor for the first year after installation of new electrical systems. The Company generally warrants labor for 30 days after servicing of existing electrical systems. A reserve for warranty costs is recorded based upon the historical level of warranty claims and management's estimate of future costs.

        UNAUDITED INTERIM FINANCIAL INFORMATION

        The interim financial statements for the nine months ended September 30, 1998 and 1997, are unaudited and have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of the Company's management, the unaudited interim financial statements contain all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation. The results of operations for the interim periods are not necessarily indicative of the results for the entire fiscal year.

  (2)   CONTRACTS IN PROGRESS

        Costs incurred to date, estimated earnings and the related progress billings to date of contracts in progress at September 30, 1998 and December 31, 1997 are shown below:

                                                  SEPTEMBER 30,     DECEMBER 31,
                                                      1998              1997
                                                  -------------     ------------
        Costs incurred to date                     $ 5,123,025       $5,112,997
        Estimated earnings                             873,459          739,808
                                                   -----------       ----------

                                                     5,996,484        5,852,805

        Less progress billings to date               5,985,652        6,454,514
                                                   -----------       ----------

                                                   $    10,832       $ (601,709)
                                                   ===========       ==========

                              KAYTON ELECTRIC, INC.

                          Notes to Financial Statements

                September 30, 1998 and 1997 and December 31, 1997
                (Data as of and for the nine-months periods ended
                    September 30, 1998 and 1997 is unaudited)



        Included in the accompanying balance sheets at September 30, 1998 and December 31, 1997, under the following captions:

                                                                SEPTEMBER 30,  DECEMBER 31,
                                                                   1998           1997
                                                                -------------  ------------
        Costs and estimated earnings in excess of billings on
             contracts in progress                               $ 625,529     $   428,756
        Billings in excess of costs and estimated earnings on
             contracts in progress                                (614,697)     (1,030,465)
                                                                -------------  ------------

                                                                 $  10,832     $  (601,709)
                                                                =============  ============

  (3)   PROPERTY, PLANT AND EQUIPMENT

        A summary of the major classifications of property, plant and equipment at September 30, 1998 and December 31, 1997 is shown below:

                                 SEPTEMBER 30,  DECEMBER 31,
                                     1998         1997
                                 -------------  ------------
        Land                      $   51,556    $   51,556
        Vehicles and equipment     1,473,259     1,436,386
        Tools                        750,088       728,730
        Office equipment             110,397        99,257
                                 -------------  ------------

                                  $2,385,300    $2,315,929
                                 =============  ============

                              KAYTON ELECTRIC, INC.

                          Notes to Financial Statements

                September 30, 1998 and 1997 and December 31, 1997
                (Data as of and for the nine-months periods ended
                    September 30, 1998 and 1997 is unaudited)



  (4)   LONG-TERM DEBT AND NOTES PAYABLE

        Long-term debt at September 30, 1998 and December 31, 1997 is shown below:

                                                                             SEPTEMBER 30,    DECEMBER 31,
                                                                                 1998            1997
                                                                             -------------    ------------
            Note payable to bank, due in monthly principal
                 installments of $5,000 through May 2008, interest at
                 a variable rate (9.5% at December 31, 1997), due
                 semiannually, by asset of the Company - paid in 1998           $   --        $ 600,000
            Note payable to a corporation, due in annual principal
                 installments of $6,000 through April 1999, interest
                 a fixed rate of 6.00%, due annually, secured by                 6,000           12,000
                 real estate property of the Company
                                                                             -------------    ------------

                            Total long-term debt                                 6,000          612,000

            Less current installments                                            6,000           66,000
                                                                             -------------    ------------

                            Long-term debt, excluding current
                              installments                                      $   --        $ 546,000
                                                                             =============    ============

        The Company has a $300,000 operating line of credit with a financial institution with an interest rate of 8.95%. At September 30, 1998 and December 31, 1997, there was no outstanding balance on the line of credit. The operating line of credit expires on May 1, 1999 and is secured by the assets of the Company.

  (5)   DEFERRED COMPENSATION

        The Company has deferred compensation agreements with certain key employees. The Company has elected to fund the agreements by purchasing life insurance policies for each employee. The cash surrender value of the policies is included in other current assets and the deferred compensation liability is included in other current liabilities in the financial statements.

  (6)   RELATED PARTY TRANSACTIONS

        The Company has entered into lease agreements with a shareholder for the use of certain land and buildings. The leases expire June 30, 1999. The Company incurred $24,320 and $15,300 of lease expense related to this property for each of the nine-month periods ended September 30, 1998 and 1997 and $20,400 for the year ended December 31, 1997.

                              KAYTON ELECTRIC, INC.

                          Notes to Financial Statements

                September 30, 1998 and 1997 and December 31, 1997
                (Data as of and for the nine-months periods ended
                    September 30, 1998 and 1997 is unaudited)



  (7)   401(K) PROFIT SHARING PLAN AND TRUST

        The Company has a 401(k) plan covering substantially all employees with one year of service and who have attained twenty-one years of age. Each participant may elect to contribute a percentage of their total compensation, not to exceed the Internal Revenue Service limitations. The Company contributes matching funds at a rate of $.50 for each dollar of the first 3% of the participant's contribution. The employer may also make an additional discretionary matching contribution each year. Company contributions to the plan are shown below:

                                                         SEPTEMBER 30,  SEPTEMBER 30   DECEMBER 31,
                                                            1998           1997          1997
                                                         -------------  ------------   ------------
        Matching contributions                             $20,493      $ 23,010       $ 30,027
        Discretionary contribution                              --            --          8,000
                                                         -------------  ------------   ------------

                       Total employer contributions        $20,493      $ 23,010       $ 38,027
                                                         =============  ============   ============

  (8)   SUBSEQUENT EVENT

        On November 19, 1998, all the Company's common stock was sold to an unrelated purchaser, Integrated Electrical Services, Inc. and the Company became a subsidiary of Integrated Electrical Services, Inc.

ITEM 7. EXHIBITS.

         (c)  Exhibits.

                  23.1 Consent of KPMG Peat Marwick LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on March 16, 1999.

                                        INTEGRATED ELECTRICAL SERVICES, INC.
                                              By: /s/ J. PAUL WITHROW
                                                      J. Paul Withrow
                                                      VICE PRESIDENT AND
                                                        CHIEF ACCOUNTING OFFICER

                                 EXHIBIT INDEX


 Exhibit                 Description
 -------                 -----------

  23.1         Consent of KPMG Peat Marwick LLP